Exhibit 32

                        GLOBAL ENTERTAINMENT CORPORATION

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Form 10-QSB of Global Entertainment Corporation (the "Company") for the fiscal quarter ending August 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

          2.   The  information   contained  in  the  Quarterly   Report  fairly
               presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated October 16, 2006



/s/ Richard Kozuback
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Richard Kozbuack
President & Chief Executive Officer



/s/ J. Craig Johnson
---------------------------------
J. Craig Johnson
Executive Vice President & Chief Financial Officer